Taxes	12 Months Ended
Dec. 31, 2025
Income Taxes [Abstract]
Taxes	Taxes
Income before taxes

($ millions)	2025	2024	2023
Switzerland	604	493	359
Foreign	556	763	473
Total income before taxes	1,160	1,256	832
Current and deferred income taxes

($ millions)	2025	2024	2023
Switzerland	(80)	(95)	(74)
Foreign	(106)	(239)	(93)
Current income tax (expense)	(186)	(334)	(167)
Switzerland	25	25	313
Foreign	(19)	71	(4)
Deferred tax income	6	96	309
Total income tax (expense)/income	(180)	(238)	142
Analysis of tax rate
Alcon's overall applicable tax rate can change each year since it is calculated as the weighted average tax rate based on pre-tax income/(loss) of each subsidiary. The main elements contributing to the difference between Alcon's overall applicable tax rate and the effective tax rate are summarized in the below table.

	2025		2024		2023
($ millions unless indicated otherwise)(1)		%		%		%
Applicable tax rate	(217)	18.7%	(256)	20.4%	(168)	20.2%
Effect of disallowed expenditures	(16)	1.4%	(4)	0.3%	(7)	0.8%
Effect of gain on the fair value remeasurement of an investment in an associated company	28	(2.4)%	—	—%	—	—%
Effect of deemed legal entity liquidation	—	—%	57	(4.5)%	—	—%
Effect of equity-based compensation	(1)	0.1%	(2)	0.2%	(3)	0.4%
Effect of tax credits and allowances	27	(2.3)%	18	(1.4)%	12	(1.4)%
Effect of deductibility of a statutory expense in Switzerland(2)	—	—%	—	—%	568	(68.3)%
Effect of adjustments to contingent consideration and other liabilities	—	—%	—	—%	2	(0.2)%
Effect of changes in uncertain tax positions(3)	3	(0.3)%	(43)	3.4%	(271)	32.6%
Effect of previously (recognized)/unrecognized tax loss carryforward	(7)	0.6%	12	(1.0)%	11	(1.3)%
Effect of 2022 APA on prior years	—	—%	—	—%	6	(0.7)%
Effect of non-deductible amortization	(6)	0.5%	(9)	0.7%	(8)	1.0%
Effect of other items	4	(0.3)%	(10)	0.8%	(6)	0.7%
Effect of prior year items	5	(0.4)%	(1)	0.1%	6	(0.7)%
Effective tax rate	(180)	15.5%	(238)	18.9%	142	(17.1)%
(1)Percentages may not sum due to rounding.
(2)2023 includes a long-term Swiss Tax Agreement; however, it is uncertain whether Alcon will obtain a similar treatment for future years for a portion of the benefit.
(3)Includes the net effect of partial reserves and benefits recognized for the deductibility of statutory expenses in Switzerland. 2024 also includes reserves for the deemed liquidation of a legal entity. 2023 also includes the release of reserves in US and Germany following the conclusion of tax audits and other items.
Alcon has a substantial business presence in many countries and is therefore subject to different income and expense items that are non-taxable (permanent differences) or are taxed at different rates in those tax jurisdictions. This results in a difference between Alcon's applicable tax rate and effective tax rate as shown in the table above.
Fluctuations in taxes and effective tax rates are primarily due to the geographical pre-tax income and loss mix across certain tax jurisdictions relative to Alcon's consolidated income before taxes, changes in uncertain tax positions and certain non-recurring items.
The applicable tax rate was 18.7% in 2025 compared to 20.4% in 2024, primarily due to the mix of pre-tax income/(loss) across geographical jurisdictions. The effective tax rate was 15.5% in 2025 compared to 18.9% in 2024, primarily due to the non-taxable gain on the fair value remeasurement of an investment in an associated company and higher discrete tax benefits in the current year.
The applicable tax rate was 20.4% in 2024 compared to 20.2% in 2023, primarily due to the mix of pre-tax income/(loss) across geographical jurisdictions. The effective tax rate was a 17.1% benefit in 2023 primarily driven by a $263 million net benefit associated with the 2023 Swiss Tax Agreement (as defined below) and a net benefit of $36 million from other discrete tax items.
Tax returns are subject to examination by competent taxing authorities, which may result in assessments being made requiring payments of additional tax, interest or penalties. Inherent uncertainties exist in the estimates of the tax positions.
Federal legislation
On July 4, 2025, the United States Congress enacted budget reconciliation bill H.R. 1, which includes significant provisions such as the permanent extension of certain provisions of the Tax Cuts and Jobs Act that were set to expire. The legislation has multiple effective dates, with certain provisions effective in 2025 and others to be implemented through 2027. The enactment of H.R. 1 did not materially impact Alcon's Consolidated Financial Statements for the year ended December 31, 2025.
Alcon continues to evaluate the potential future impact of the tax law changes on our Consolidated Financial Statements, but does not expect H.R. 1 to have a material impact to the effective tax rate. The enactment of H.R. 1 resulted in a reduction in cash tax payment obligations in 2025 driven by timing of deductions.
2023 Swiss Tax Agreement
In 2023, Alcon entered into a long-term agreement with Switzerland tax authorities related to the deductibility of a statutory expense in Switzerland through March 31, 2039 (the "2023 Swiss Tax Agreement"). As a result, in 2023 Alcon recorded a discrete tax benefit of $263 million in "Taxes" in the Consolidated Income Statement and corresponding deferred tax asset, net of reserves.
Pillar Two income taxes
The OECD has published GloBE Model Rules, which include a minimum 15% tax rate by jurisdiction ("Pillar Two"). Various countries have enacted or intend to enact tax legislation to comply with Pillar Two rules. Alcon is within the scope of the OECD’s Pillar Two, which has implications for Alcon’s financial results starting January 1, 2024 onward.
Of the countries that have enacted, or will be enacting Pillar Two legislation, we expect Switzerland to be the most impactful to Alcon. In December 2023, the Swiss government decided to partially implement Pillar Two by introducing a Qualified Domestic Minimum Top-up Tax (“QDMTT”) to reach the required taxation level of 15% on Pillar Two qualifying profits earned by companies domiciled in Switzerland effective from January 1, 2024. This QDMTT will not be applied to the Pillar Two qualifying profits earned by subsidiaries domiciled in tax jurisdictions outside of Switzerland. The implementation timing and specific provisions of any further Pillar Two tax regulations in Switzerland remain subject to further assessments at both the Federal and Cantonal levels. In September 2024, the Swiss government introduced the Income Inclusion Rule ("IIR") effective beginning January 1, 2025. Under the IIR, Switzerland will tax the Pillar Two-qualifying profit of foreign subsidiaries in case and to the extent the taxation in those countries does not reach the required taxation level of 15%. On January 15, 2025, the OECD issued administrative guidance related to the treatment of certain deferred taxes to streamline the administration of Pillar Two. This administrative guidance did not impact Alcon's 2025 Consolidated Financial Statements.
For the years ended December 31, 2025 and 2024, we have applied the IASB amendment to IAS 12, Income Taxes, which provides a mandatory temporary exception from recognizing or disclosing deferred taxes related to Pillar Two. Further, Alcon's effective tax rates in the relevant jurisdictions met the minimum 15% taxation level in the current year. We do not expect Pillar Two to have a material impact to the effective tax rate. Alcon is continuing to follow Pillar Two legislative developments to evaluate the potential future impact on our consolidated results of operations, financial position and cash flows.